KRANE SHARES TRUST

KFA Dynamic Fixed Income ETF

(the “Fund”)

Supplement dated November 18, 2021 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2021.

Upon the recommendation of Krane Funds Advisors LLC, the adviser to the Fund, the Board of Trustees of KraneShares Trust (the “Trust”) has approved the liquidation and termination of the Fund, a series of the Trust. Accordingly, shares of the Fund will cease trading on the NYSE Arca, Inc. (“Exchange”), and will be closed to purchase by investors as of the close of regular trading on the Exchange on December 3, 2021(“Closing Date”). Shareholders may sell their holdings in the Fund prior to the Closing Date. The Fund will not accept purchase orders after the Closing Date.

From the Closing Date through December 10, 2021 (“Liquidation Date”), shareholders may only be able to sell their shares to certain broker-dealers. There is no assurance that there will be a market for the Fund’s shares during this period.

Also, following the Closing Date, the Fund should not be expected to track its underlying index. Rather, the Fund should be expected to depart from its stated investment objective and strategies as it be converting any remaining portfolio holdings to cash in preparation for the final distribution to shareholders.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders who have not previously redeemed or sold their shares. These distributions are a taxable event for shareholders that are subject to federal income tax. In addition, these payments to shareholders may include accrued capital gains and dividends.

As calculated on the Liquidation Date, the Fund’s net asset value will reflect certain costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.